UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:
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☐     Definitive Proxy Statement
☒     Definitive Additional Materials
☐     Soliciting Material Pursuant to Section 240.14a-12.
ROCKET LAB CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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RT: https://x.com/RocketLab/status/1955783426776465644 Copy: $RKLB shareholders: WE NEED YOUR VOTE! Please vote your shares before August 27, 2025. Here’s how: https://t.co/u7MMtbotzi
RT: https://x.com/RocketLab/status/1955783426776465644 Copy: super important, please vote your $RKLB shares.
$RKLB shareholders: WE NEED YOUR VOTE!
Rocket Lab has a number of proposals that need your vote by our Annual Shareholders’ Meeting on August 27, 2025.

Shareholders of record on July 9, 2025 can vote now for or against a number of proposals by the Rocket Lab Board of Directors. We encourage all shareholders to vote with the Rocket Lab Board’s recommendations on all matters.

Learn more: http://bit.ly/45iyYfk

Hi everyone. Longtime lurker, first time poster - here to encourage everyone to vote their shares ahead of Rocket Lab’s upcoming Annual Shareholder meeting next week, August 27.

A number of proposals are being put forward and it’s important to cast your vote!

More on $RKLB’s IR website: http://bit.ly/45iyYfk

$RKLB Shareholders: Voting ahead of our upcoming Annual Meeting in four easy steps:
1️⃣Go to http://proxyvote.com
2️⃣Enter your control #
3️⃣Vote YES
4️⃣Submit

ℹ️ Info about the vote: https://t.co/u7MMtbotzi

$RKLB Shareholders: Voting ahead of our upcoming Annual Meeting in four easy steps:
1️⃣Go to http://proxyvote.com
2️⃣Enter your control #
3️⃣Vote YES
4️⃣Submit

ℹ️ Info about the vote: https://t.co/u7MMtbotzi

Have you voted your $RKLB shares yet? Please do! 1️⃣Go to http://proxyvote.com 2️⃣Enter your control # 3️⃣Vote YES 4️⃣Submit ℹ️ Info about the vote: https://t.co/u7MMtbotzi
 Last chance to have your voice count by voting your $RKLB shares ahead of our ASM!

1️⃣Go to http://proxyvote.com
2️⃣Enter your control #
3️⃣Vote YES
4️⃣Submit

ℹ️ Info about the vote: https://t.co/u7MMtbotzi

Starting to sound like a spambot here, but please vote your $RKLB shares!

1️⃣Go to http://proxyvote.com
2️⃣Enter your control #
3️⃣Vote YES
4️⃣Submit

Or head to $RKLB’s IR website for info on voting through your broker: Annual Shareholder Meeting | Rocket Lab Corporation